UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 2, 2023
CELSIUS HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada	001-34611	20-2745790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

Registrant’s telephone number including area code :(561) 276-2239

Not Applicable
Former Name or Former Address (If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	CELH	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2023, the board of directors (the “Board”) of Celsius Holdings, Inc., a Nevada corporation (the “Company”), approved a forward stock split of the Company’s issued and outstanding common stock, par value $0.001 per share (the “common stock”), at a ratio of three-for-one (the “Forward Stock Split”). In connection therewith, the Board approved the filing of a Certificate of Change (the “Certificate of Change”), amending the Company’s Articles of Incorporation, and the Company filed the Certificate of Change with the Secretary of State of the State of Nevada on November 1, 2023 to effect the Forward Stock Split. The Forward Stock Split will become effective at 11:59 p.m. Eastern Time on November 13, 2023.

Concurrently with the effectiveness of the Certificate of Change, the number of authorized shares of common stock will increase from 100,000,000 to 300,000,000, which is proportional to the ratio of the Forward Stock Split. Neither the Certificate of Change nor the Forward Stock Split affects any stockholder’s ownership percentage of the common stock, alters the par value of the common stock or modifies any voting rights or other terms of the common stock.

The foregoing description of the Certificate of Change is only a summary and is qualified in its entirety by reference to the full text of the Certificate of Change, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Item 8.01 Regulation FD Disclosure.

Upon effectiveness of the Forward Stock Split, every share of the issued and outstanding common stock at the effective date and time set forth on the Certificate of Change (the “Record Date”) will be subdivided into three fully paid and non-assessable shares of common stock without surrender for exchange or cancellation of any certificates for common stock, and each holder of common stock as of the Record Date will be entitled to receive, as soon as practicable thereafter, two additional newly issued, fully paid and non-assessable shares of common stock for each share of common stock held by such stockholder as of the Record Date.

The common stock is expected to begin trading on a split-adjusted basis at market open of Nasdaq on November 15, 2023.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No	Description
3.1	Certificate of Change, filed November 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: November 2, 2023	By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer